Exhibit 99.2

Financial Supplement
First Quarter 2016
(Unaudited)

World Headquarters	Internet address	Contacts:
16600 Swingley Ridge Road	www.rgare.com	Jack B. Lay
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: jlay@rgare.com

Jeff Hopson
Sr. Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
1st Quarter 2016

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated ("RGA") with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.
RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholders’
equity excluding AOCI.

Reinsurance Group of America, Incorporated

PRIOR PERIOD RECLASSIFICATIONS
Effective January 1, 2015, the Company further segmented the Canada; Europe, Middle East and Africa; and Asia Pacific segments into traditional and non-traditional businesses to reflect the expanded product offerings within its geographic-based segments. The prior-period presentation has been adjusted to conform to the new segment reporting structure.

Effective December 2015, prior period balances have been updated to conform with current period presentation for the adoption of the accounting standard update "Simplifying the Presentation of Debt Issuance Costs".

Reinsurance Group of America, Incorporated Financial Highlights

	Three Months Ended						Current Qtr vs. PY Quarter
(USD thousands, except inforce & per share data)	March 31,	Dec. 31,		Sept. 30,	June 30,	March 31,
	2016	2015		2015	2015	2015
Net premiums	$2,157,005	$2,328,501		$2,089,345	$2,129,043	$2,023,852	$133,153
Net income	76,472	163,127		83,534	130,391	125,114	(48,642)
Operating income	120,750	187,950		127,086	130,270	121,778	(1,028)
Operating return on equity (ex AOCI) -
annualized	8.9%	14.0%		9.5%	9.8%	9.2%	(0.3)%
trailing 12 months	10.6%	10.6%		11.1%	11.8%	12.5%	(1.9)%
Total assets (1)	52,186,624	50,383,152		47,581,959	47,435,240	44,666,938	7,519,686
Assumed Life Reinsurance in Force (in billions)
U.S. and Latin America Traditional	$1,609.3	$1,594.3		$1,476.1	$1,475.6	$1,479.4	$129.9
U.S. and Latin America Non-Traditional	2.1	2.1		2.2	2.1	2.1	—
Canada Traditional	349.0	333.0		343.0	360.7	349.0	—
Europe, Middle East and Africa Traditional	624.2	602.7		566.0	573.9	553.3	70.9
Asia Pacific Traditional	483.5	462.7		461.8	512.7	460.6	22.9
Asia Pacific Non-Traditional	0.3	0.3		0.3	0.3	0.3	—
Total Life Reinsurance in Force	$3,068.4	$2,995.1		$2,849.4	$2,925.3	$2,844.7	$223.7
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$41.3	$142.1	(2)	$26.4	$15.7	$19.7	$21.6
Canada Traditional	8.2	8.7		9.1	11.1	9.7	(1.5)
Europe, Middle East and Africa Traditional	44.7	66.0	(2)	24.7	32.3	48.6	(3.9)
Asia Pacific Traditional	13.6	12.1		24.4	12.6	27.8	(14.2)
Total New Business Production	$107.8	$228.9		$84.6	$71.7	$105.8	$2.0
Per Share and Shares Data
Basic earnings per share
Net income	$1.18	$2.49		$1.26	$1.97	$1.84	$(0.66)
Operating income	$1.87	$2.87		$1.92	$1.96	$1.79	$0.08
Diluted earnings per share
Net income	$1.17	$2.46		$1.25	$1.94	$1.81	$(0.64)
Operating income	$1.85	$2.84		$1.90	$1.94	$1.77	$0.08

Wgt. average common shares outstanding
(basic)	64,568	65,535		66,205	66,351	68,141	(3,573)
(diluted)	65,217	66,247		66,882	67,120	68,942	(3,725)

Common shares issued	79,138	79,138		79,138	79,138	79,138	—
Treasury shares	15,073	13,933		13,389	12,716	12,699	2,374
Common shares outstanding	64,065	65,205		65,749	66,422	66,439	(2,374)

Book value per share	$104.88	$94.09		$94.92	$97.61	$107.62
Per share effect of accumulated other
comprehensive income (AOCI)	$20.77	$10.86		$13.78	$17.31	$28.36
Book value per share, excluding AOCI	$84.11	$83.23		$81.14	$80.30	$79.26

Shareholder dividends paid	$24,018.6	$24,269.1		$24,592.1	$21,850.5	$22,668.8	$1,349.8
        (1) Effective December 2015, prior period balances have been updated to conform with current period presentation for the adoption of the accounting standard update "Simplifying the Presentation of Debt Issuance Costs".

(2) Includes the effect of significant inforce transactions.

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statement (incl. Operating Income Reconciliations)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2016	2015	2015	2015	2015	Quarter
Revenues:
Net premiums	$2,157,005	$2,328,501	$2,089,345	$2,129,043	$2,023,852	$133,153
Investment income, net of related expenses	417,266	467,468	389,597	450,539	426,891	(9,625)
Investment related gains (losses), net
OTTI on fixed maturity securities	(33,817)	(27,605)	(23,111)	(4,137)	(2,527)	(31,290)
Other investment related gains (losses), net	(87,069)	(17,204)	(88,235)	(12,041)	10,110	(97,179)
Total investment related gains (losses), net	(120,886)	(44,809)	(111,346)	(16,178)	7,583	(128,469)
Other revenue	59,183	77,431	71,038	66,936	62,287	(3,104)
Total revenues	2,512,568	2,828,591	2,438,634	2,630,340	2,520,613	(8,045)
Benefits and expenses:
Claims and other policy benefits	1,886,764	2,015,929	1,831,819	1,866,183	1,775,451	111,313
Interest credited	87,905	105,032	34,008	77,246	120,678	(32,773)
Policy acquisition costs and other insurance expenses	233,763	300,329	249,702	300,412	277,043	(43,280)
Other operating expenses	157,424	158,556	142,270	131,600	121,618	35,806
Interest expense	32,807	35,820	35,565	35,851	35,627	(2,820)
Collateral finance and securitization expense	6,325	6,182	5,133	5,258	6,071	254
Total benefits and expenses	2,404,988	2,621,848	2,298,497	2,416,550	2,336,488	68,500
Income before income taxes	107,580	206,743	140,137	213,790	184,125	(76,545)
Income tax expense	31,108	43,616	56,603	83,399	59,011	(27,903)
Net income	$76,472	$163,127	$83,534	$130,391	$125,114	$(48,642)
Pre-tax Operating Income Reconciliation:
Income before income taxes	107,580	206,743	140,137	213,790	184,125	(76,545)
Investment and derivative losses (gains)—
non-operating (1)	(31,968)	64,034	(35,028)	41,526	(20,946)	(11,022)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	92,249	27,201	46,169	23,098	2,325	89,924
GMXB embedded derivatives (1)	62,940	(36,437)	95,373	(50,878)	25,133	37,807
Funds withheld losses (gains)—investment income	(4,983)	246	(2,212)	(3,002)	(11,402)	6,419
EIA embedded derivatives—interest credited	29,149	(1,412)	(10,995)	(10,488)	10,313	18,836
DAC offset, net	(76,978)	(13,142)	(25,945)	(1,187)	(8,951)	(68,027)
Investment income on unit-linked variable annuities	(408)	—	—	—	—	(408)
Interest credited on unit-linked variable annuities	408	—	—	—	—	408
Non-investment derivatives	(831)	(120)	(383)	493	(108)	(723)
Operating Income Before Income Taxes	$177,158	$247,113	$207,116	$213,352	$180,489	$(3,331)
After-tax Operating Income Reconciliation:
Net Income	76,472	163,127	83,534	130,391	125,114	(48,642)
Investment and derivative losses (gains)—
non-operating (1)	(21,727)	40,203	(22,750)	27,152	(14,585)	(7,142)
Change in value of modified coinsurance
and funds withheld embedded derivatives (1)	59,962	17,680	30,010	15,014	1,511	58,451
GMXB embedded derivatives (1)	40,911	(23,684)	61,992	(33,070)	16,336	24,575
Funds withheld losses (gains)—investment income	(3,239)	161	(1,438)	(1,951)	(7,412)	4,173
EIA embedded derivatives—interest credited	18,947	(917)	(7,147)	(6,817)	6,703	12,244
DAC offset, net	(50,036)	(8,542)	(16,865)	(770)	(5,819)	(44,217)
Investment income on unit-linked variable annuities	(265)	—	—	—	—	(265)
Interest credited on unit-linked variable annuities	265	—	—	—	—	265
Non-investment derivatives	(540)	(78)	(250)	321	(70)	(470)
Operating Income	$120,750	$187,950	$127,086	$130,270	$121,778	$(1,028)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated Consolidated Operating Income Statement

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands, except per share data)	2016	2015	2015	2015	2015
Revenues:
Net premiums	$2,157,005	$2,328,501	$2,089,345	$2,129,043	$2,023,852	$133,153
Investment income, net of related expenses	411,875	467,714	387,385	447,537	415,489	(3,614)
Investment related gains (losses), net	2,335	9,989	(4,832)	(2,432)	14,095	(11,760)
Other revenue	58,352	77,311	70,655	67,429	62,179	(3,827)
Total revenues	2,629,567	2,883,515	2,542,553	2,641,577	2,515,615	113,952

Benefits and expenses:
Claims and other policy benefits	1,886,764	2,015,929	1,831,819	1,866,183	1,775,451	111,313
Interest credited	58,348	106,444	45,003	87,734	110,365	(52,017)
Policy acquisition costs and other insurance expenses	310,741	313,471	275,647	301,599	285,994	24,747
Other operating expenses	157,424	158,556	142,270	131,600	121,618	35,806
Interest expense	32,807	35,820	35,565	35,851	35,627	(2,820)
Collateral finance and securitization expense	6,325	6,182	5,133	5,258	6,071	254
Total benefits and expenses	2,452,409	2,636,402	2,335,437	2,428,225	2,335,126	117,283

Operating income before income taxes	177,158	247,113	207,116	213,352	180,489	(3,331)

Operating income tax expense	56,408	59,163	80,030	83,082	58,711	(2,303)

Operating income	$120,750	$187,950	$127,086	$130,270	$121,778	$(1,028)

Wgt. Average Common Shares Outstanding (Diluted)	65,217	66,247	66,882	67,120	68,942	(3,725)

Diluted Earnings Per Share—Operating Income	$1.85	$2.84	$1.90	$1.94	$1.77	$0.08

Foreign currency effect (1):
Net premiums	$(69,340)	$(106,556)	$(145,047)	$(121,287)	$(96,024)	$26,684
Operating income before income taxes	$(9,742)	$(18,726)	$(15,526)	$(8,700)	$(11,833)	$2,091

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Consolidated Balance Sheets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2016	2015	2015	2015	2015
Assets
Fixed maturity securities, available-for-sale	$31,148,714	$29,642,905	$27,411,788	$28,063,975	$25,801,223
Mortgage loans on real estate	3,292,496	3,129,951	3,170,002	3,073,313	2,913,486
Policy loans	1,451,857	1,468,796	1,444,009	1,438,156	1,284,085
Funds withheld at interest	5,797,183	5,880,203	5,675,174	5,840,076	5,841,554
Short-term investments	431,535	558,284	58,200	76,118	89,136
Other invested assets	1,368,544	1,298,120	1,187,504	1,110,107	1,243,033
Total investments	43,490,329	41,978,259	38,946,677	39,601,745	37,172,517
Cash and cash equivalents	1,502,082	1,525,275	1,747,692	1,335,661	1,083,179
Accrued investment income	364,432	339,452	342,088	322,069	283,665
Premiums receivable and other reinsurance balances	1,886,293	1,797,504	1,553,093	1,518,208	1,509,810
Reinsurance ceded receivables	688,491	637,859	661,185	711,463	665,797
Deferred policy acquisition costs	3,490,509	3,392,437	3,311,086	3,299,541	3,286,348
Other assets (1)	764,488	712,366	1,020,138	646,553	665,622
Total assets (1)	$52,186,624	$50,383,152	$47,581,959	$47,435,240	$44,666,938

Liabilities and Stockholders’ Equity
Future policy benefits	$19,811,921	$19,612,251	$16,574,783	$16,773,035	$14,152,780
Interest-sensitive contract liabilities	14,087,081	13,663,873	13,699,896	13,516,059	12,508,201
Other policy claims and benefits	4,384,072	4,094,640	3,892,036	3,857,610	3,822,699
Other reinsurance balances	397,375	296,899	280,093	311,388	320,950
Deferred income taxes	2,483,584	2,218,328	2,285,066	2,246,086	2,529,733
Other liabilities	1,106,531	1,165,071	1,405,675	1,032,980	1,118,645
Short-term debt	299,739	—	—	—	—
Long-term debt (1)	1,997,970	2,297,548	2,297,592	2,297,629	2,297,761
Collateral finance and securitization notes (1)	899,482	899,161	905,752	917,220	766,144
Total liabilities (1)	45,467,755	44,247,771	41,340,893	40,952,007	37,516,913

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,827,646	1,816,142	1,812,377	1,805,858	1,802,774
Retained earnings	4,668,588	4,620,303	4,482,709	4,425,302	4,339,028
Treasury stock	(1,108,539)	(1,010,139)	(961,290)	(898,082)	(876,804)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(103,418)	(181,151)	(119,493)	(13,989)	(35,924)
Unrealized appreciation of securities, net of income taxes	1,482,922	935,697	1,071,990	1,211,056	1,968,697
Pension and postretirement benefits, net of income taxes	(49,121)	(46,262)	(46,018)	(47,703)	(48,537)
Total stockholders’ equity	6,718,869	6,135,381	6,241,066	6,483,233	7,150,025
Total liabilities and stockholders’ equity (1)	$52,186,624	$50,383,152	$47,581,959	$47,435,240	$44,666,938

Total stockholders’ equity, excluding AOCI	$5,388,486	$5,427,097	$5,334,587	$5,333,869	$5,265,789

(1) Effective December 2015, prior period balances have been updated to conform with current period presentation for the adoption of the accounting standard update "Simplifying the Presentation of Debt

Issuance Costs".

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2016	2015	2015	2015	2015
Revenues:
Net premiums	$1,234,394	$1,370,745	$1,150,936	$1,170,931	$1,114,094	$120,300
Investment income, net of related expenses	165,023	176,174	154,210	163,390	143,005	22,018
Other revenue	3,500	7,438	6,566	4,567	664	2,836
Total revenues	1,402,917	1,554,357	1,311,712	1,338,888	1,257,763	145,154

Benefits and expenses:
Claims and other policy benefits	1,119,442	1,235,926	1,049,973	1,041,390	1,039,407	80,035
Interest credited	21,400	21,682	20,999	21,875	12,944	8,456
Policy acquisition costs and other insurance expenses	177,078	187,277	158,452	169,035	158,567	18,511
Other operating expenses	31,799	30,482	27,562	27,155	26,529	5,270
Total benefits and expenses	1,349,719	1,475,367	1,256,986	1,259,455	1,237,447	112,272

Operating income before income taxes	53,198	78,990	54,726	79,433	20,316	32,882

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	53,198	78,990	54,726	79,433	20,316	32,882
Investment and derivative (losses) gains - non-operating	(2,100)	493	926	3,360	(2,473)	373
Income before income taxes	$51,098	$79,483	$55,652	$82,793	$17,843	$33,255

Loss and Expense Ratios:
Claims and other policy benefits	90.7%	90.2%	91.2%	88.9%	93.3%	(2.6)%
Policy acquisition costs and other insurance expenses	14.3%	13.7%	13.8%	14.4%	14.2%	0.1%
Other operating expenses	2.6%	2.2%	2.4%	2.3%	2.4%	0.2%

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Asset Intensive Reinsurance Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2016	2015	2015	2015	2015
Revenues:
Net premiums	$6,219	$6,018	$5,177	$5,941	$5,041	$1,178
Investment income, net of related expenses	112,591	153,504	103,052	152,616	141,470	(28,879)
Investment related gains (losses), net	—	(1)	1	—	—	—
Other revenue	22,834	23,238	28,973	26,634	26,544	(3,710)
Total revenues	141,644	182,759	137,203	185,191	173,055	(31,411)

Benefits and expenses:
Claims and other policy benefits	19,833	22,605	16,832	19,983	6,726	13,107
Interest credited	33,409	73,168	29,530	69,530	84,672	(51,263)
Policy acquisition costs and other insurance expenses	37,322	33,099	30,718	34,163	37,005	317
Other operating expenses	5,812	6,291	4,893	5,113	4,318	1,494
Total benefits and expenses	96,376	135,163	81,973	128,789	132,721	(36,345)

Operating income before income taxes	45,268	47,596	55,230	56,402	40,334	4,934

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	45,268	47,596	55,230	56,402	40,334	4,934
Investment and derivative gains (losses) - non-operating (1)	24,603	(39,757)	73,476	(39,497)	21,787	2,816
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(90,214)	(27,897)	(47,094)	(26,456)	147	(90,361)
GMXB embedded derivatives (1)	(62,940)	36,437	(95,373)	50,878	(25,133)	(37,807)
Funds withheld gains (losses) - investment income	4,624	(59)	1,003	2,748	6,367	(1,743)
EIA embedded derivatives - interest credited	(29,149)	1,412	10,995	10,488	(10,313)	(18,836)
DAC offset, net	76,978	13,142	25,945	1,187	8,951	68,027
Income before income taxes	$(30,830)	$30,874	$24,182	$55,750	$42,140	$(72,970)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Asset Intensive Reinsurance Pre-tax Operating Income (Cont’d)

	Three Months Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD millions)	2016	2015	2015	2015	2015
Annuity account values:

Fixed annuities (deferred)	$5,210	$4,843	$4,883	$5,004	$4,779

Net interest spread (fixed annuities):	2.1%	2.7%	2.5%	2.5%	2.3%

Equity-indexed annuities	$4,448	$4,509	$4,536	$4,622	$4,666

Variable annuities:
No riders	$753	$782	$791	$843	$864
GMDB only	60	62	63	69	71
GMIB only	5	5	5	5	5
GMAB only	31	33	33	38	41
GMWB only	1,386	1,425	1,426	1,540	1,600
GMDB / WB	349	359	361	391	410
Other	21	22	22	24	26
Total VA account values	$2,605	$2,688	$2,701	$2,910	$3,017

Fair value of liabilities associated with living benefit riders	$255	$192	$229	$134	$184

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$368	$322	$313	$325	$336

Bank-owned life insurance (BOLI)	$562	$559	$556	$554	$551

Other asset-intensive business	$66	$66	$67	$67	$68

Future policy benefits associated with:

Payout annuities	$1,949	$1,960	$1,919	$1,952	$—

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Financial Reinsurance Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2016	2015	2015	2015	2015
Revenues:
Investment income, net of related expenses	$2,607	$1,702	$1,438	$1,194	$1,145	$1,462
Other revenue	18,581	19,133	16,446	17,717	15,305	3,276
Total revenues	21,188	20,835	17,884	18,911	16,450	4,738

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2,568	2,720	2,535	2,522	2,416	152
Other operating expenses	2,686	2,179	3,276	1,746	1,669	1,017
Total benefits and expenses	5,254	4,899	5,811	4,268	4,085	1,169

Operating income before income taxes	15,934	15,936	12,073	14,643	12,365	3,569

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	15,934	15,936	12,073	14,643	12,365	3,569
Investment and derivative gains (losses) - non-operating	—	—	—	—	—	—
Income before income taxes	$15,934	$15,936	$12,073	$14,643	$12,365	$3,569

Reinsurance Group of America, Incorporated Canadian Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2016	2015	2015	2015	2015
Revenues:
Net premiums	$215,463	$201,384	$200,000	$224,960	$212,550	$2,913
Investment income, net of related expenses	41,664	43,125	43,283	45,497	44,405	(2,741)
Investment related gains (losses), net	1,268	1,286	1,109	1,110	939	329
Other revenue	(1,126)	1,131	767	(454)	1,556	(2,682)
Total revenues	257,269	246,926	245,159	271,113	259,450	(2,181)

Benefits and expenses:
Claims and other policy benefits	172,401	148,543	152,640	185,742	183,534	(11,133)
Interest credited	2	4	5	5	4	(2)
Policy acquisition costs and other insurance expenses	57,138	43,226	46,581	53,371	49,551	7,587
Other operating expenses	8,364	10,067	8,140	8,236	9,188	(824)
Total benefits and expenses	237,905	201,840	207,366	247,354	242,277	(4,372)

Operating income before income taxes	19,364	45,086	37,793	23,759	17,173	2,191

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	19,364	45,086	37,793	23,759	17,173	2,191
Investment and derivative gains (losses) - non-operating	372	(259)	(4,930)	(1,277)	519	(147)
Funds withheld gains (losses) - investment income	359	(187)	1,209	254	5,035	(4,676)
Income before income taxes	$20,095	$44,640	$34,072	$22,736	$22,727	$(2,632)

Loss and Expense Ratios:
Loss ratios (creditor business)	25.4%	28.2%	34.4%	31.8%	29.5%	(4.1)%
Loss ratios (excluding creditor business)	98.6%	82.5%	86.6%	95.9%	101.2%	(2.6)%
Claims and other policy benefits / (net premiums + investment income)	67.0%	60.8%	62.7%	68.7%	71.4%	(4.4)%
Policy acquisition costs and other insurance expenses (creditor business)	81.6%	66.2%	62.1%	64.0%	63.0%	18.6%
Policy acquisition costs and other insurance expenses (excluding creditor business)	9.0%	12.9%	13.7%	13.2%	12.9%	(3.9)%
Other operating expenses	3.9%	5.0%	4.1%	3.7%	4.3%	(0.4)%

Foreign currency effect (1):
Net premiums	$(22,010)	$(35,018)	$(40,371)	$(28,850)	$(26,121)	$4,111
Operating income before income taxes	$(3,701)	$(7,795)	$(7,644)	$(3,065)	$(2,147)	$(1,554)

Creditor reinsurance net premiums	$34,791	$32,484	$39,462	$46,629	$44,054	$(9,263)

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Canadian Non-Traditional Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2016	2015	2015	2015	2015
Revenues:
Net premiums	$8,951	$9,002	$9,275	$9,725	$9,967	$(1,016)
Investment income, net of related expenses	384	328	230	328	550	(166)
Other revenue	1,349	1,332	1,535	1,405	1,357	(8)
Total revenues	10,684	10,662	11,040	11,458	11,874	(1,190)

Benefits and expenses:
Claims and other policy benefits	9,604	6,708	7,340	7,904	7,299	2,305
Policy acquisition costs and other insurance expenses	204	145	152	148	107	97
Other operating expenses	284	389	291	312	337	(53)
Total benefits and expenses	10,092	7,242	7,783	8,364	7,743	2,349

Operating income (loss) before income taxes	592	3,420	3,257	3,094	4,131	(3,539)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	592	3,420	3,257	3,094	4,131	(3,539)
Investment and derivative gains (losses) - non-operating	—	—	—	—	—	—
Income before income taxes	$592	$3,420	$3,257	$3,094	$4,131	$(3,539)

Foreign currency effect (2):
Net premiums	$(915)	$(1,570)	$(1,872)	$(1,234)	$(1,302)	$387
Operating income (loss) before income taxes	$(575)	$(623)	$(659)	$(397)	$(251)	$(324)

(1) The Canadian non-traditional segment includes longevity and financial reinsurance.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2016	2015	2015	2015	2015
Revenues:
Net premiums	$276,435	$299,938	$276,111	$275,745	$269,746	$6,689
Investment income, net of related expenses	12,168	14,123	12,066	13,092	12,089	79
Investment related gains (losses), net	—	7,527	(7,167)	(4,509)	12,208	(12,208)
Other revenue	1,026	5,380	3,051	(136)	1,140	(114)
Total revenues	289,629	326,968	284,061	284,192	295,183	(5,554)

Benefits and expenses:
Claims and other policy benefits	251,243	260,874	232,473	240,942	235,307	15,936
Interest credited	—	8,126	(6,798)	(4,048)	12,349	(12,349)
Policy acquisition costs and other insurance expenses	14,782	19,171	17,680	14,183	12,008	2,774
Other operating expenses	24,725	25,938	25,085	23,956	25,086	(361)
Total benefits and expenses	290,750	314,109	268,440	275,033	284,750	6,000

Operating income (loss) before income taxes	(1,121)	12,859	15,621	9,159	10,433	(11,554)

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	(1,121)	12,859	15,621	9,159	10,433	(11,554)
Investment and derivative gains (losses) - non-operating	5	—	289	—	49	(44)
Income (loss) before income taxes	$(1,116)	$12,859	$15,910	$9,159	$10,482	$(11,598)

Loss and Expense Ratios:
Claims and other policy benefits	90.9%	87.0%	84.2%	87.4%	87.2%	3.7%
Policy acquisition costs and other insurance expenses	5.3%	6.4%	6.4%	5.1%	4.5%	0.8%
Other operating expenses	8.9%	8.6%	9.1%	8.7%	9.3%	(0.4)%

Foreign currency effect (1):
Net premiums	$(23,009)	$(24,499)	$(29,879)	$(35,426)	$(29,430)	$6,421
Operating income (loss) before income taxes	$(194)	$(1,285)	$(716)	$(770)	$(1,301)	$1,107

Critical illness net premiums	$53,643	$58,610	$58,069	$58,278	$58,219	$(4,576)

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Non-Traditional Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2016	2015	2015	2015	2015
Revenues:
Net premiums	$35,606	$47,152	$44,584	$50,234	$29,860	$5,746
Investment income, net of related expenses	28,276	23,468	17,305	15,782	16,877	11,399
Other revenue	3,653	6,758	6,953	9,694	7,640	(3,987)
Total revenues	67,535	77,378	68,842	75,710	54,377	13,158

Benefits and expenses:
Claims and other policy benefits	36,443	52,064	37,923	39,849	32,081	4,362
Policy acquisition costs and other insurance expenses	(193)	(325)	(511)	266	(530)	337
Other operating expenses	5,674	6,860	2,592	3,761	4,191	1,483
Total benefits and expenses	41,924	58,599	40,004	43,876	35,742	6,182

Operating income before income taxes	25,611	18,779	28,838	31,834	18,635	6,976

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	25,611	18,779	28,838	31,834	18,635	6,976
Investment and derivative gains (losses) - non-operating	(1,004)	9,261	8	50	851	(1,855)
Investment income on unit-linked variable annuities	408	—	—	—	—	408
Interest credited on unit-linked variable annuities	(408)	—	—	—	—	(408)
Non-investment derivatives	817	105	388	(452)	148	669
Income before income taxes	$25,424	$28,145	$29,234	$31,432	$19,634	$5,790

Foreign currency effect (2):
Net premiums	$(2,022)	$(2,062)	$(3,394)	$(4,779)	$(2,327)	$305
Operating income before income taxes	$(1,978)	$(1,441)	$(2,780)	$(4,214)	$(2,393)	$415

(1) The Europe, Middle East and Africa non-traditional segment includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2016	2015	2015	2015	2015
Revenues:
Net premiums	$374,142	$388,663	$400,322	$390,456	$372,145	$1,997
Investment income, net of related expenses	19,867	20,276	19,626	20,043	20,604	(737)
Investment related gains (losses), net	(2)	—	—	—	—	(2)
Other revenue	176	553	3,728	815	1,126	(950)
Total revenues	394,183	409,492	423,676	411,314	393,875	308
Benefits and expenses:
Claims and other policy benefits	274,298	284,269	333,739	325,667	265,309	8,989
Policy acquisition costs and other insurance expenses	44,367	49,747	41,982	49,335	46,912	(2,545)
Other operating expenses	34,374	39,767	34,973	31,997	29,006	5,368
Interest expense	—	—	—	—	—	—
Total benefits and expenses	353,039	373,783	410,694	406,999	341,227	11,812

Operating income before income taxes	41,144	35,709	12,982	4,315	52,648	(11,504)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	41,144	35,709	12,982	4,315	52,648	(11,504)
Investment and derivative gains (losses) - non-operating	16	1,706	(1,706)	—	—	16
Income before income taxes	$41,160	$37,415	$11,276	$4,315	$52,648	$(11,488)

Loss and Expense Ratios:
Claims and other policy benefits	73.3%	73.1%	83.4%	83.4%	71.3%	2.0%
Policy acquisition costs and other insurance expenses	11.9%	12.8%	10.5%	12.6%	12.6%	(0.7)%
Other operating expenses	9.2%	10.2%	8.7%	8.2%	7.8%	1.4%

Foreign currency effect (1):
Net premiums	$(21,627)	$(43,034)	$(69,139)	$(50,842)	$(35,158)	$13,531
Operating income before income taxes	$(2,748)	$(4,204)	$(601)	$1,533	$(4,762)	$2,014

Critical illness net premiums	$98,389	$81,271	$86,341	$75,120	$69,867	$28,522

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Non-Traditional Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2016	2015	2015	2015	2015
Revenues:
Net premiums	$5,686	$5,487	$2,807	$898	$10,282	$(4,596)
Investment income, net of related expenses	6,374	6,659	4,482	3,888	3,649	2,725
Investment related gains (losses), net	576	654	706	507	501	75
Other revenue	6,324	5,698	4,306	3,839	5,117	1,207
Total revenues	18,960	18,498	12,301	9,132	19,549	(589)
Benefits and expenses:
Claims and other policy benefits	3,473	4,951	903	4,706	5,735	(2,262)
Interest Credited	3,030	3,095	1,023	169	184	2,846
Policy acquisition costs and other insurance expenses	1,287	1,297	292	419	546	741
Other operating expenses	3,728	3,705	3,790	3,187	2,960	768
Total benefits and expenses	11,518	13,048	6,008	8,481	9,425	2,093

Operating income before income taxes	7,442	5,450	6,293	651	10,124	(2,682)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	7,442	5,450	6,293	651	10,124	(2,682)
Investment and derivative gains (losses) - non-operating	1,111	17	(881)	(2,056)	21	1,090
Income (loss) before income taxes	$8,553	$5,467	$5,412	$(1,405)	$10,145	$(1,592)

Foreign currency effect (2):
Net premiums	$243	$(373)	$(392)	$(156)	$(1,686)	$1,929
Operating income (loss) before income taxes	$323	$(774)	$(1,719)	$(614)	$(451)	$774

(1) The Asia Pacific non-traditional segment includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Corporate and Other Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2016	2015	2015	2015	2015
Revenues:
Net premiums	$109	$112	$133	$153	$167	$(58)
Investment income, net of related expenses	22,921	28,355	31,693	31,707	31,695	(8,774)
Investment related gains (losses), net	493	523	519	460	447	46
Other revenue	2,035	6,650	(1,670)	3,348	1,730	305
Total revenues	25,558	35,640	30,675	35,668	34,039	(8,481)

Benefits and expenses:
Claims and other policy benefits	27	(11)	(4)	—	53	(26)
Interest credited	507	369	244	203	212	295
Policy acquisition costs and other insurance expenses	(23,812)	(22,886)	(22,234)	(21,843)	(20,588)	(3,224)
Other operating expenses	39,978	32,878	31,668	26,137	18,334	21,644
Interest expense	32,807	35,820	35,565	35,851	35,627	(2,820)
Collateral finance and securitization expense	6,325	6,182	5,133	5,258	6,071	254
Total benefits and expenses	55,832	52,352	50,372	45,606	39,709	16,123

Operating income (loss) before income taxes	(30,274)	(16,712)	(19,697)	(9,938)	(5,670)	(24,604)

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	(30,274)	(16,712)	(19,697)	(9,938)	(5,670)	(24,604)
Investment and derivative gains (losses) - non-operating	6,930	(34,799)	(31,229)	1,252	(2,280)	9,210
Non-investment derivatives	14	15	(5)	(41)	(40)	54
Income (loss) before income taxes	$(23,330)	$(51,496)	$(50,931)	$(8,727)	$(7,990)	$(15,340)

Foreign currency effect (1):
Operating income (loss) before income taxes	$(868)	$(2,604)	$(1,407)	$(1,173)	$(528)	$(340)

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Summary of Pre-tax Segment Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2016	2015	2015	2015	2015
U.S. and Latin America:
Traditional	$53,198	$78,990	$54,726	$79,433	$20,316	$32,882
Non-Traditional:
Asset Intensive	45,268	47,596	55,230	56,402	40,334	4,934
Financial Reinsurance	15,934	15,936	12,073	14,643	12,365	3,569
Total U.S. and Latin America	114,400	142,522	122,029	150,478	73,015	41,385
Canada:
Canadian Traditional	19,364	45,086	37,793	23,759	17,173	2,191
Canadian Non-Traditional	592	3,420	3,257	3,094	4,131	(3,539)
Total Canadian	19,956	48,506	41,050	26,853	21,304	(1,348)
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	(1,121)	12,859	15,621	9,159	10,433	(11,554)
Europe, Middle East and Africa Non-Traditional	25,611	18,779	28,838	31,834	18,635	6,976
Total Europe, Middle East and Africa	24,490	31,638	44,459	40,993	29,068	(4,578)
Asia Pacific:
Asia Pacific Traditional	41,144	35,709	12,982	4,315	52,648	(11,504)
Asia Pacific Non-Traditional	7,442	5,450	6,293	651	10,124	(2,682)
Total Asia Pacific	48,586	41,159	19,275	4,966	62,772	(14,186)
Corporate and Other	(30,274)	(16,712)	(19,697)	(9,938)	(5,670)	(24,604)
Consolidated	$177,158	$247,113	$207,116	$213,352	$180,489	$(3,331)

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Fixed maturity securities, available-for-sale	$31,148,714	$29,642,905	$27,411,788	$28,063,975	$25,801,223
Mortgage loans on real estate	3,292,496	3,129,951	3,170,002	3,073,313	2,913,486
Policy loans	1,451,857	1,468,796	1,444,009	1,438,156	1,284,085
Funds withheld at interest	5,797,183	5,880,203	5,675,174	5,840,076	5,841,554
Short-term investments	431,535	558,284	58,200	76,118	89,136
Other invested assets	1,368,544	1,298,120	1,187,504	1,110,107	1,243,033
Cash and cash equivalents	1,502,082	1,525,275	1,747,692	1,335,661	1,083,179
Total cash and invested assets	$44,992,411	$43,503,534	$40,694,369	$40,937,406	$38,255,696

Investment Income and Yield Summary

	Three Months Ended						Current Qtr vs. PY Quarter
	March 31,	Dec. 31,		Sept. 30,	June 30,	March 31,
	2016	2015		2015	2015	2015
Average invested assets at amortized cost (1)	$22,379,003	$21,552,560		$20,988,046	$21,029,197	$21,073,262	$1,305,741
Net investment income (1)	$245,299	$262,660		$240,168	$252,131	$247,239	$(1,940)
Annualized investment yield (ratio of net investment income to average invested assets) (1)	4.46%	4.96%	(2)	4.66%	4.88%	4.78%	(0.32)%

(1) Excludes spread-related business (e.g. coinsurance of annuities)
(2) Includes the cumulative effect of income related to a funds withheld transaction executed in the fourth quarter of 2015 retroactive to the beginning of the year.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities
(Excludes Funds Withheld Portfolios)

March 31, 2016
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$17,926,454	$872,226	$286,632	$18,512,048	59.5%	$—
Canadian and Canadian provincial governments	2,611,654	1,269,576	113	3,881,117	12.5%	—
Residential mortgage-backed securities	1,330,894	61,124	11,121	1,380,897	4.4%	(300)
Asset-backed securities	1,319,616	10,462	40,697	1,289,381	4.1%	354
Commercial mortgage-backed securities	1,466,500	47,907	6,224	1,508,183	4.8%	(1,609)
U.S. government and agencies	1,469,170	40,859	2,949	1,507,080	4.8%	—
State and political subdivisions	506,521	53,761	8,039	552,243	1.8%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,404,465	134,991	21,691	2,517,765	8.1%	—
Total fixed maturity securities	$29,035,274	$2,490,906	$377,466	$31,148,714	100.0%	$(1,555)

Non-redeemable preferred stock	83,427	2,768	8,110	78,085	66.2%
Other equity securities	40,595	150	954	39,791	33.8%
Total equity securities	$124,022	$2,918	$9,064	$117,876	100.0%

December 31, 2015
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$17,575,507	$599,718	$467,069	$17,708,156	59.7%	$—
Canadian and Canadian provincial governments	2,469,009	1,110,282	2,532	3,576,759	12.1%	—
Residential mortgage-backed securities	1,277,998	45,152	11,673	1,311,477	4.4%	(300)
Asset-backed securities	1,219,000	12,052	18,376	1,212,676	4.1%	354
Commercial mortgage-backed securities	1,456,848	37,407	11,168	1,483,087	5.0%	(1,609)
U.S. government and agencies	1,423,791	15,586	57,718	1,381,659	4.7%	—
State and political subdivisions	480,067	40,014	9,067	511,014	1.7%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,420,757	78,964	41,644	2,458,077	8.3%	—
Total fixed maturity securities	$28,322,977	$1,939,175	$619,247	$29,642,905	100.0%	$(1,555)

Non-redeemable preferred stock	85,645	7,837	5,962	87,520	69.5%
Other equity securities	40,584	—	2,242	38,342	30.5%
Total equity securities	$126,229	$7,837	$8,204	$125,862	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Fixed Maturities Securities by Sector (Excludes Funds Withheld Portfolios)

	March 31, 2016				December 31, 2015
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial Institutions
Banking	$3,733,773	$3,846,427	20.8%	A-	$3,557,406	$3,641,125	20.5%	A-
Brokerage/Asset Managers/Exchanges	350,046	368,180	2.0%	A	315,848	327,477	1.8%	A
Finance Comp.	129,569	136,228	0.7%	A+	68,996	70,947	0.4%	BBB-
Insurance	983,516	1,028,954	5.6%	A-	877,691	908,752	5.1%	A-
REITs	528,458	550,748	3.0%	BBB+	524,424	540,120	3.1%	BBB+
Other Finance	93,065	95,692	0.5%	A-	64,426	66,623	0.4%	A-
Total Financial Institutions	$5,818,427	$6,026,229	32.6%		$5,408,791	$5,555,044	31.3%
Industrials
Basic	886,104	893,615	4.8%	BBB	937,498	894,466	5.1%	BBB
Capital Goods	1,035,072	1,059,334	5.7%	BBB+	1,090,670	1,091,523	6.2%	BBB+
Communications	1,896,209	1,976,463	10.7%	BBB	1,891,983	1,912,375	10.8%	BBB
Consumer Cyclical	1,017,827	1,058,980	5.7%	BBB+	1,015,183	1,028,521	5.8%	BBB+
Consumer Noncyclical	1,755,889	1,868,001	10.1%	A-	1,762,018	1,805,347	10.2%	A-
Energy	2,063,974	1,984,701	10.7%	BBB+	2,064,824	1,922,366	10.9%	BBB+
Technology	584,895	606,664	3.3%	A-	569,174	574,280	3.2%	A-
Transportation	790,074	822,320	4.4%	A-	763,055	777,939	4.4%	A-
Other Industrial	117,869	126,023	0.7%	BBB+	117,021	123,100	0.7%	BBB+
Total Industrials	$10,147,913	$10,396,101	56.1%		$10,211,426	$10,129,917	57.3%
Utilities
Electric	1,379,353	1,471,990	8.0%	BBB+	1,395,335	1,444,368	8.2%	BBB+
Natural Gas	340,431	357,469	1.9%	A-	315,826	323,206	1.8%	A-
Other Utility	240,330	260,259	1.4%	A-	244,129	255,621	1.4%	A-
Total Utilities	$1,960,114	$2,089,718	11.3%		$1,955,290	$2,023,195	11.4%
Total	$17,926,454	$18,512,048	100.0%	BBB+	$17,575,507	$17,708,156	100.0%	BBB+

(1) The Average Credit Rating designations are based on the weighted average ratings from nationally recognized rating organizations, primarily those assigned by S&P. In instances where a S&P rating is not available, the Company will reference the rating provided by Moody’s, and in the absence of both the Company will assign equivalent ratings based on information from the NAIC.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities (Excludes Funds Withheld Portfolios)

		March 31, 2016			December 31, 2015			September 30, 2015			June 30, 2015			March 31, 2015
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$18,511,837	$20,516,462	65.9%	$17,801,017	$19,231,535	64.8%	$16,479,884	$18,012,729	65.7%	$16,880,974	$18,443,284	65.7%	$14,515,363	$16,887,466	65.4%
2	BBB	8,813,991	9,005,192	28.9%	8,838,444	8,830,172	29.8%	7,567,172	7,691,301	28.1%	7,686,514	7,881,514	28.1%	6,957,089	7,450,140	28.9%
3	BB	1,096,165	1,057,763	3.4%	1,054,449	1,001,614	3.4%	1,061,245	1,015,762	3.7%	932,629	950,069	3.4%	799,090	825,796	3.2%
4	B	402,872	372,795	1.2%	399,417	359,591	1.2%	414,775	389,089	1.4%	510,894	504,272	1.8%	419,277	404,081	1.6%
5	CCC	178,537	165,491	0.5%	207,351	197,498	0.7%	261,015	246,211	0.9%	246,203	242,930	0.9%	219,271	214,370	0.8%
6	In or near default	31,872	31,011	0.1%	22,299	22,495	0.1%	60,704	56,696	0.2%	48,118	41,906	0.1%	23,626	19,370	0.1%
	Total	$29,035,274	$31,148,714	100.0%	$28,322,977	$29,642,905	100.0%	$25,844,795	$27,411,788	100.0%	$26,305,332	$28,063,975	100.0%	$22,933,716	$25,801,223	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the National Association of Insurance Commissioners (NAIC) statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology. All other securities will continue to utilize the Nationally Recognized Statistical Rating Organizations (NRSRO) ratings, as available, or equivalent rating based on information from the NAIC.

(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$593,662	$642,617	$602,524	$634,077	$614,272	$657,066	$626,139	$656,940	$644,367	$692,101
Non-agency	737,232	738,280	675,474	677,400	619,886	626,394	528,593	533,939	428,048	435,573
Total residential mortgage-backed securities	1,330,894	1,380,897	1,277,998	1,311,477	1,234,158	1,283,460	1,154,732	1,190,879	1,072,415	1,127,674
Commercial mortgage-backed securities	1,466,500	1,508,183	1,456,848	1,483,087	1,441,845	1,491,951	1,471,419	1,525,469	1,448,372	1,534,274
Asset-backed securities	1,319,616	1,289,381	1,219,000	1,212,676	1,055,760	1,061,372	1,051,093	1,062,624	1,082,883	1,098,112
Total	$4,117,010	$4,178,461	$3,953,846	$4,007,240	$3,731,763	$3,836,783	$3,677,244	$3,778,972	$3,603,670	$3,760,060

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$272,450	70.5%	$458,676	73.1%	$359,324	79.5%	$369,658	94.0%	$71,886	72.3%
20% or more for less than six months	68,067	17.6%	140,568	22.4%	69,197	15.3%	9,253	2.3%	14,581	14.7%
20% or more for six months or greater	36,949	9.6%	20,003	3.2%	14,480	3.2%	10,328	2.6%	11,546	11.6%
Total	$377,466	97.7%	$619,247	98.7%	$443,001	98.0%	$389,239	98.9%	$98,013	98.6%

Equity Securities

	March 31, 2016		December 31, 2015		September 30, 2015		June 30, 2015		March 31, 2015
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$2,678	0.7%	$4,433	0.7%	$4,127	0.9%	$3,654	0.9%	$712	0.7%
20% or more for less than six months	1,672	0.4%	1,927	0.3%	3,687	0.8%	948	0.2%	737	0.7%
20% or more for six months or greater	4,714	1.2%	1,844	0.3%	1,243	0.3%	—	0.0%	—	0.0%
Total	$9,064	2.3%	$8,204	1.3%	$9,057	2.0%	$4,602	1.1%	$1,449	1.4%

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturities and Equity Securities Below Amortized Cost (Excludes Funds Withheld Portfolios)

	As of March 31, 2016
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$2,082,050	$79,986	$1,557,209	$112,210	$3,639,259	$192,196
Canadian and Canadian provincial governments	49,560	113	—	—	49,560	113
Residential mortgage-backed securities	217,618	5,773	104,341	4,456	321,959	10,229
Asset-backed securities	629,257	25,390	237,331	12,243	866,588	37,633
Commercial mortgage-backed securities	256,118	3,936	52,341	1,995	308,459	5,931
U.S. government and agencies	129,048	801	70,288	2,148	199,336	2,949
State and political subdivisions	14,632	510	55,295	7,529	69,927	8,039
Other foreign government, supranational, and foreign government-sponsored enterprises	107,785	3,274	115,085	5,922	222,870	9,196
Investment grade securities	3,486,068	119,783	2,191,890	146,503	5,677,958	266,286

Below investment grade securities:
Corporate securities	573,014	65,766	137,674	28,670	710,688	94,436
Residential mortgage-backed securities	22,774	411	10,445	481	33,219	892
Asset-backed securities	6,506	1,368	8,818	1,696	15,324	3,064
Commercial mortgage-backed securities	—	—	3,207	293	3,207	293
Other foreign government, supranational, and foreign government-sponsored enterprises	36,134	2,482	58,897	10,013	95,031	12,495
Below investment grade securities	638,428	70,027	219,041	41,153	857,469	111,180
Total fixed maturity securities	$4,124,496	$189,810	$2,410,931	$187,656	$6,535,427	$377,466

Non-redeemable preferred stock	15,334	356	22,821	7,754	38,155	8,110
Other equity securities	13,263	702	11,649	252	24,912	954
Total equity securities	$28,597	$1,058	$34,470	$8,006	$63,067	$9,064

	As of December 31, 2015
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$6,388,148	$323,961	$294,755	$40,861	$6,682,903	$364,822
Canadian and Canadian provincial governments	122,746	2,532	—	—	122,746	2,532
Residential mortgage-backed securities	452,297	7,036	82,314	4,057	534,611	11,093
Asset-backed securities	581,701	9,825	199,298	7,100	780,999	16,925
Commercial mortgage-backed securities	514,877	9,806	31,177	997	546,054	10,803
U.S. government and agencies	1,010,387	57,718	—	—	1,010,387	57,718
State and political subdivisions	157,837	5,349	13,016	3,718	170,853	9,067
Other foreign government, supranational, and foreign government-sponsored enterprises	702,962	18,279	38,379	4,206	741,341	22,485
Investment grade securities	9,930,955	434,506	658,939	60,939	10,589,894	495,445

Below investment grade securities:
Corporate securities	554,688	71,171	114,427	31,076	669,115	102,247
Residential mortgage-backed securities	22,646	282	7,679	298	30,325	580
Asset-backed securities	6,772	201	9,335	1,250	16,107	1,451
Commercial mortgage-backed securities	3,253	248	767	117	4,020	365
Other foreign government, supranational, and foreign government-sponsored enterprises	60,668	7,356	31,693	11,803	92,361	19,159
Below investment grade securities	648,027	79,258	163,901	44,544	811,928	123,802
Total fixed maturity securities	$10,578,982	$513,764	$822,840	$105,483	$11,401,822	$619,247

Non-redeemable preferred stock	12,331	2,175	12,191	3,787	24,522	5,962
Other equity securities	38,327	2,242	—	—	38,327	2,242
Total equity securities	$50,658	$4,417	$12,191	$3,787	$62,849	$8,204

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(33,817)	$(27,605)	$(23,111)	$(4,137)	$(2,527)	$(31,290)
Gain on investment activity	27,192	20,077	13,792	20,009	19,201	7,991
Loss on investment activity	(11,787)	(21,636)	(22,186)	(14,475)	(13,596)	1,809
Net gain/(loss) on fixed maturity and equity securities	(18,412)	(29,164)	(31,505)	1,397	3,078	(21,490)

Other impairment losses and change in mortgage loan provision	(2,060)	(2,292)	(636)	143	(4,168)	2,108
Other non-derivative gain/(loss), net	4,057	11,824	(2,006)	976	17,375	(13,318)

Free-standing Derivatives:
Credit default swaps	3,346	1,253	(8,407)	(187)	2,658	688
Interest rate swaps - non-hedged	62,527	(9,271)	42,014	(41,729)	29,344	33,183
Interest rate swaps - hedged	—	—	—	—	7	(7)
Foreign currency swaps - hedged (1)	(4,562)	2,983	(2,135)	—	—	(4,562)
Futures	(11,051)	(6,822)	16,655	(2,183)	(7,331)	(3,720)
CPI swaps	(180)	(55)	(250)	168	(71)	(109)
Equity options	(2,703)	(21,376)	15,149	(2,605)	(8,067)	5,364
Currency forwards	2,500	(214)	707	(1,433)	(220)	2,720
Bond forwards	841	(911)	610	1,495	(840)	1,681
Interest rate options	—	—	—	—	3,276	(3,276)
Total free-standing derivatives	50,718	(34,413)	64,343	(46,474)	18,756	31,962

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	(92,249)	(27,201)	(46,169)	(23,098)	(2,325)	(89,924)
GMXB	(62,940)	36,437	(95,373)	50,878	(25,133)	(37,807)
Total embedded derivatives	(155,189)	9,236	(141,542)	27,780	(27,458)	(127,731)

Net gain/(loss) on total derivatives	(104,471)	(25,177)	(77,199)	(18,694)	(8,702)	(95,769)

Total investment related gains / (losses), net	$(120,886)	$(44,809)	$(111,346)	$(16,178)	$7,583	$(128,469)
(1)The company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net gains/(losses) on total derivatives.

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